UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): July 31, 2008

FORTRESS FINANCIAL GROUP, INC.
 (Exact name of registrant as specified in charter)

Wyoming
(State or other Jurisdiction of Incorporation or Organization)

000-24262 (Commission File Number)	1903 60th Place E, Suite M2240 Bradenton, Florida 34203	91-1363905 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)

(954) 840-6961
(Registrant's telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On July 29, 2008 the Company entered into a Short Term Loan Agreement with St James Capital Holdings, Inc. The terms of this loan agreement are as follows :-

1.	St James Capital Holdings, Inc. ("St James") has agreed to advance an amount of up to US$50,000,000 (fifty million dollars) to Fortress Financial Group, Inc. ("Fortress") with immediate effect.

2.	This Loan may be drawn down by Fortress from St James; upon demand.

3.
This Loan is expressly for the purchase of "free trading" and unrestricted shares in Hunt Gold Corporation (HGLC.PK) by Fortress. Fortress is prohibited from purchasing shares in Hunt Gold Corporation at a price greater than US$0.015 per share of Hunt Gold Corporation Common Stock.

4.	This Loan and the accrued interest is repayable in full by Fortress to St James on or before December 31, 2008.

5.	This Loan carries interest at a rate of 12% per annum, calculated on the outstanding balance from day to day. This interest will be payable by Fortress to St James at the termination of this Loan.

6.
This Loan is secured by all of the shares of Hunt Gold Corporation Common Stock (HGLC.PK) currently held by both Fortress and by Western Diversified Mining Resources, Inc.; as well by each and every share of Hunt Gold Corporation Common Stock purchased by Fortress as from July 31, 2008.

7.
Should Fortress fail or be unable to repay this Loan to St James on or before December 31, 2008; St James has the irrevocable right to immediately take possession of all of the stock in Hunt Gold Corporation held by both Fortress and by Western Diversified Mining Resources, Inc. In that event, Fortress and Western Diversified Mining Resources, Inc. will lose all of its rights, title, claims and ownership to those shares of Hunt Gold Corporation; to St James without any recourse whatsoever.

An amount of 483,750,099 shares of Hunt Gold Corporation (HGLC.PK) Common Stock is held by Western Diversified Mining Resources, Inc.; a wholly owned subsidiary of the Company as at July 31, 2008. These shares are now eligible to have their restrictive legend removed and will be "free trading" within seven days from today.

An amount of 1,363,588,873 restricted shares of Hunt Gold Corporation (HGLC.PK) Common Stock are held directly by the Company as at July 31, 2008.

An amount of 42,569,020 "free trading" shares of Hunt Gold Corporation (HGLC.PK) Common Stock are held directly by the Company as at July 30, 2008.

ITEM 9.01                     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Not Applicable

(b)	Pro Forma Financial Information.

Not Applicable

(c)	Exhibits

None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Financial Group, Inc.

Date: July 31, 2008	By:	/s/ Alan Santini
Alan Santini
Chief Executive Officer

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